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                                                                   EXHIBIT 10.20
                                                                   -------------

                        SECOND AMENDMENT AND RESTATEMENT
                        --------------------------------

          SECOND AMENDMENT AND RESTATEMENT (this "Second Amendment and Restatement"), dated as of January 16, 2002, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Increasing Rate Note Purchase and Loan Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. (f/k/a Chase Securities Inc.) ("JP Morgan"), as Lead Arranger and Book Manager, BEAR STEARNS CORPORATE LENDING INC., as Co-Arranger and Syndication Agent and BANKERS TRUST COMPANY as Syndication Agent (each a "Syndication Agent", together the "Syndication Agents"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Increasing Rate Note Purchase and Loan Agreement referred to below as amended hereby.

                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents and the Administrative Agent are parties to an Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Increasing Rate Note Purchase and Loan Agreement");

          WHEREAS, the parties hereto wish to amend the Increasing Rate Note Purchase and Loan Agreement as herein provided; and

          WHEREAS, subject to the terms and conditions of this Second Amendment and Restatement, the parties hereto agree as follows:


I.        Amendments
          ----------

          1. The definitions of the following terms contained in Section 1.01 of the Increasing Rate Note Purchase and Loan Agreement are hereby amended in their entirety as follows:

          "Asset Disposition" means any sale, conveyance, transfer, assignment,
           -----------------
     lease or other disposition (including, without limitation, by merger or consolidation, and excluding (x) Dispositions or transfers arising out of, or in connection with, a Recovery Event, (y) Exchanges and (z) Designated Excluded Properties Sales) by the Borrower, or any of its Subsidiaries or Joint Ventures to any Person (other than to the Borrower or any of its Subsidiaries or Joint Ventures) of any Equity Ownership Interest of any of its Subsidiaries or Joint Ventures or any Hotel or any other properties and assets, or group of related properties and assets of any kind whatsoever, whether real, personal, or mixed, in each case other than (i) sales, dispositions, leases, and transfers of inventory, obsolete personal property and fixtures, furniture and equipment, time share units and residential lots, terminations of franchise and management agreements, licensing of intellectual property, sales of inventory and (ii) other sales, dispositions, leases, and transfers of


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     assets other than Hotels and/or all or substantially all of the seller's interest in a Subsidiary or Joint Venture which generate net proceeds and/or other consideration the fair market value of which is less than $5,000,000 in the aggregate in any fiscal year of the Borrower.

          "Indebtedness" means as to any Person, without duplication, (i) all
           ------------
     indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of any asset (including Forward Purchase Obligations but excluding Contingent Purchase Obligations) or services; (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi),
     (vii) or (viii) of this definition secured by any Lien on any asset owned by such Person, whether or not such Indebtedness has been assumed by such Person (it being understood and agreed that the amount of such Indebtedness under this clause (iii) shall be deemed to be the lesser of the fair market value (as determined in the reasonable judgment of the Borrower) of such asset and the principal amount of such Indebtedness), (iv) Capital Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e.,
                                                                        ----
     take-or-pay and similar obligations, (vi) all Guarantee Obligations of such Person, (vii) solely for purposes of Sections 6.03 and 7.04, all net exposure of Derivative Obligations, including obligations under any Interest Rate Protection Agreement, Other Hedging Agreements or under any similar type of agreement or arrangement calculated in accordance with GAAP and (viii) Net Rental Payments; provided, that Indebtedness shall not include (a) trade payables incurred in the ordinary course of business, (b) except to the extent covered by clause (viii) above, operating lease obligations (including, without limitation, the lessee's obligations under (i) the Existing Operating Leases and the Permitted Sale/Leaseback Transactions and (ii) any other operating lease pursuant to which the Borrower, or any of its Subsidiaries or Joint Ventures, as lessee, leases all or any portion of a Hotel from the holder of an ownership or leasehold interest in such Hotel, as lessor) and (c) short term notes evidencing earnest money deposits until delivered to the payee.

          "Joint Venture" means with respect to any Person, at any date, any
           -------------
     other Person in whom such Person directly or indirectly holds an Investment, and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date; provided that no Person shall be considered a Joint Venture solely because such Person is characterized as a partnership for tax
     ------
     purposes.

          "Lead Arranger and Book Manager" means J.P. Morgan Securities Inc., as
           ------------------------------
     successor to Chase Securities Inc.


          "Net Cash Proceeds" means (a) for any Asset Disposition or Exchange,
           -----------------
     the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by Borrower or any of its Subsidiaries or Joint Ventures from any Asset Disposition or Exchange, net of (i) reasonable transaction costs (including, without limitation, any

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     underwriting, brokerage or other customary selling commissions and reasonable legal, advisory, professional and other fees and expenses, including title and recording expenses, surveys, insurance premiums, Taxes and similar costs associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 90 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness pursuant to this Agreement, Indebtedness under the Senior Credit Facilities and any Indebtedness constituting Permitted Secured Debt) which is secured by any of the respective assets which were the subject of such Asset Disposition or Exchange, including any premium, make-whole or breakage amount related thereto, (iii) the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs or deferred payment is received as a result of such sale, (iv) all contractually required distributions and other payments made to other interest holders of any of the Borrower's Subsidiaries in connection with such Asset Disposition or Exchange, and (v) in each year, (I) the first $10,000,000 from Asset Dispositions and Exchanges in such year which would have constituted Net Cash Proceeds if Net Cash Proceeds were determined without this clause (v) plus (II) the aggregate of the amount (if any) not deducted pursuant to clause (v)(I) in each previous year (commencing 2002) because the Net Cash Proceeds from all Asset Dispositions and Exchanges in such year (determined without giving effect to this clause (v)) were less than $10,000,000; provided, however, that (x) such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (including indemnification payments, tax expenses and purchase price adjustments, to the extent the Borrower delivers to the Lenders a certificate signed by a Responsible Officer of such Borrower officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than one year following the date of the respective Asset Disposition or Exchange provided, however, such one year period shall be extended to the extent any amount of such proceeds is subject to a good faith dispute or claim), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Cash Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition, (y) with respect to any Asset Disposition or Exchange relating to the assets of a Joint Venture, such Net Cash Proceeds shall only include the portion of such Net Cash Proceeds received by the Borrower or any of its Subsidiaries and (z) with respect to any Exchange, Net Cash Proceeds shall be deemed to not have been received by the Borrower or any of its Subsidiaries while held by a Qualified Intermediary; and (b) in connection with any incurrence or issuance of Indebtedness, the cash proceeds received by the Borrower or any of its Subsidiaries from such issuance or incurrence (with any proceeds of such Indebtedness required to be deposited in a reserve, escrow or other similar account not to be deemed received until released therefrom and paid to the issuer of such Indebtedness), net of (i) if such Indebtedness is incurred to refinance, renew or extend other Indebtedness permitted under Section
     6.02 (other than Indebtedness pursuant to this Agreement, Indebtedness under the Senior Credit Facilities and any Indebtedness constituting Permitted Secured Debt), the amount necessary to

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     repay such other Indebtedness, including, without limitation, accrued but unpaid interest, any breakage costs, penalties, premium, and any other reasonable fees and expenses incurred in connection therewith, (ii) attorneys' fees, indemnification payments, filing and recording taxes, investment banking fees, accountants' fees, underwriting discounts and commissions, and (iii) other customary fees and expenses actually incurred in connection therewith.

          "Recovery Event" means the actual receipt by the Borrower, any of its
           --------------
     Subsidiaries or any of their Joint Ventures of any Insurance/Condemnation Proceeds.

          "Security Documents" means the collective reference to the Guaranty
           ------------------
     and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Collateral Agent granting a Lien on any asset, including Real Property Assets, of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          2. The Increasing Rate Note Purchase and Loan Agreement is hereby amended by deleting the last sentence of the definition of "Subsidiary".

          3. Section 1.01 of the Increasing Rate Note Purchase and Loan Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

          "Additional Mortgaged Property" has the meaning provided in Section
           -----------------------------
5.09(a).

          "Additional Secured Debt" means Indebtedness of the Borrower, which
           -----------------------
     may be guaranteed by the Subsidiary Guarantors, issued pursuant to a registered offering or a Rule 144A offering, which Indebtedness is to be secured pari passu under the Security Documents provided that (i) no
             ---- -----
     maturities of such Indebtedness shall be prior to the Term Loan Maturity Date (as defined in the Credit Agreement) and (ii) the terms and conditions of such Indebtedness shall be reasonably satisfactory to the Credit Agreement Administrative Agent, it being understood that Additional Secured Debt is not Permitted Debt Refinancing.

          "Affected Loans" has the meaning provided in Section 2.09(f).
           --------------

          "Credit Agreement Administrative Agent" means the administrative agent
           -------------------------------------
     under the Credit Agreement.

          "Designated Excluded Properties Sale" means a sale or other
           -----------------------------------
     disposition of an Excluded Property to the extent the Net Cash Proceeds thereof are utilized for Specified Purposes, it being understood that, if less than all of the Net Cash Proceeds of any such sale or disposition is not, concurrently with the consummation thereof, utilized for Specified Purposes, the Net Cash Proceeds not so utilized shall, at the election of the Borrower, either be (x) treated as the proceeds of an Asset Disposition (and applied as required by Section 2.09(e)) or (y) deposited in an escrow account with, and otherwise reasonably satisfactory to, the Credit Agreement Administrative Agent, with the amounts so deposited to be released when needed to make expenditures for Specified Purposes, provided that all amounts (if any) in such escrow account at a time when the Obligations have become due and payable shall be released to the Collateral Agent to be applied to Loans, Term Loans, Revolving Loans and Permitted Debt Refinancing as if such amounts were proceeds of an Asset Disposition being applied pursuant to Section 2.09(e).

          "Designated Percentage" means 100% less the lower of (i) 25% and (ii)
           ---------------------
     the maximum percentage that will result in the amount of Net Cash Proceeds from an issuance of Indebtedness, an Asset Disposition and/or Exchange that the Borrower may retain under Sections 2.09(b) and/or (d) (i.e. that is not required to be applied to repay Indebtedness pursuant to Section 2.09(e)) not exceeding in the aggregate for all issuances of Indebtedness, Asset Dispositions and Exchanges effected (x) in the twelve months following the Second Amendment and Restatement Effective Date, $50 million or (y) in any subsequent consecutive 12-month period, $35 million (but limited to $15 million during the period from the second anniversary of the Second Amendment and Restatement Effective Date to the Maturity Date) plus the amounts permitted by clause (x) and this clause (y) (as to any prior years) and not theretofore utilized.


          "Excluded Properties" means the Real Properties set forth on Schedule
           -------------------
     XV to this Agreement plus any additional Real Property received by the Borrower or a Subsidiary as a result of an Exchange of an Excluded Property.

          "Existing Mortgage Debt" means any Indebtedness outstanding on the
           ----------------------
     Second Amendment and Restatement Effective Date secured by a Lien on Real Property other than the Obligations and Indebtedness under the Senior Credit Facilities.

          "Existing Mortgage Refinancing" means the refinancing of any Existing
           -----------------------------
     Mortgage Debt.

          "Insurance/Condemnation Proceeds" means an amount equal to: (i) any
           -------------------------------
     cash payments or proceeds received by the Borrower or any of its Subsidiaries or Joint Ventures (a) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries or Joint Ventures under any policy of insurance required to be maintained under Section 5.05 (other than liability or business interruption insurance) in respect of a covered loss thereunder or (b) as a result of any non-temporary condemnation, taking, seizing or similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries or Joint Ventures by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable documented costs incurred by the Borrower or any of its Subsidiaries or Joint Ventures in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary or Joint Venture in respect thereof, (b) any bona fide direct costs incurred in connection with any disposition of such assets as referred to in clause (i)(b) of this definition, including income taxes reasonably estimated to be actually payable by the Borrower's consolidated group as a result of any gain recognized in connection therewith and (c) any payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Obligations) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such sale of assets or as a result of a covered loss.

          "JPMorgan Chase" means JPMorgan Chase Bank, as successor to The Chase
           --------------
     Manhattan Bank.

          "Majority Lenders" means the holders of more than 50% in the aggregate
           ----------------
     of (x) the outstanding principal amount of Term Loans, (y) the outstanding principal amount of the Loans (or under any Permitted Debt Refinancing that refinances same) and (z) the Revolving Commitments (as defined in the Credit Agreement)(or the commitments under any Permitted Debt Refinancing that refinances the Revolving Loan Facility).

          "Mortgage" means a mortgage, deed of trust, deed to secure debt or
           --------
     other customary applicable real property lien instrument (including, as appropriate, a security agreement, assignment of rents and leases and fixture filing) in a form reasonably acceptable to the Administrative Agent, with any changes to such form as may be necessary or appropriate to comply with the laws of applicable jurisdictions in which such Mortgage is to be filed, as it may be amended, supplemented or otherwise modified from time to time.

          "Mortgaged Property" means (i) the Real Property Assets listed on
           ------------------
     Schedule XIV to this Agreement and (ii) each Additional Mortgaged Property.

          "Net Cash Proceeds Notice" means a written notice executed by a
           ------------------------
     Responsible Officer stating that (i) no Event of Default has occurred and is continuing and (ii) the Borrower intends to use the Designated Percentage or 100%, as the case may be, of the Net Cash Proceeds of an Asset Disposition or an Exchange to repay outstanding Indebtedness in accordance with the priorities set forth in Section 2.09(e), and providing reasonable detail for computing such Net Cash Proceeds.

          "Net Insurance/Condemnation Proceeds" means with respect to any event
           -----------------------------------
     or series of events an amount equal to: (i) Insurance/Condemnation Proceeds for such event less (ii) any investment or payment made within 365 days of the date of such event (which period shall be extended by the number of days such investment or payment is delayed due to force majeure) by the Borrower or any of its Subsidiaries or Joint Ventures for the renewal, improvement, reconstruction, repair, restoration or replacement of the affected assets of Borrower or its Subsidiaries or Joint Ventures (including reimbursement of the Borrower for expenditures previously made therefor) within 365 days of the date of such casualty or condemnation event (which period shall be extended by the number of days such investment or payment is delayed due to force majeure) provided that (i) with respect to any Net Insurance/Condemnation Proceeds relating to the assets of a Joint Venture, such Net Insurance/Condemnation Proceeds shall only include the portion of such Net Insurance/Condemnation Proceeds received by the Borrower or any of its Subsidiaries and (ii) Net Insurance/Condemnation Proceeds received by any Subsidiary shall be reduced by all contractually required distributions and other payments made to other interest holders of such Subsidiary in connection with the receipt thereof.

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          "New Secured Debt" means any Indebtedness incurred pursuant to Section
           ----------------
     6.02(m).

          "Permitted Debt Refinancing" means Indebtedness incurred or issued to
           --------------------------
     replace or refinance the Indebtedness under this Agreement or the Revolving Loans, as the case may be, which Indebtedness shall either be (i) unsecured or (ii) secured by Liens under the Security Documents (on an equal and ratable basis with the remaining Obligations as set forth therein) provided that (A) no maturities of such Indebtedness shall be prior to the Term Loan Maturity Date (as such term is defined in the Credit Agreement) and (B) the terms and conditions governing such Indebtedness shall be substantially similar to the terms and conditions governing the Loans under this Agreement or the Revolving Loans, as the case may be, as determined by the Credit Agreement Administrative Agent in its sole reasonable discretion.

          "Permitted Secured Debt" at any time, means and includes any Permitted
           ----------------------
     Debt Refinancing and any Additional Secured Debt then outstanding.

          "Qualified Intermediary" means a "qualified intermediary" under
           ----------------------
     Section 1031 of the Code.

          "Real Property Asset" means, at any time of determination, any real
           -------------------
     property interest (whether leasehold, fee or otherwise) owned by a Loan Party (or a Person that is then required to become a Loan Party under Section 5.09(b)) in any domestic U.S. or Canadian Real Property which may be encumbered by a Mortgage without any violation of, incurrence of sanctions under, or requirement to obtain a consent from, or make a payment (other than a nominal one) to, the counterparty (other than the Borrower or its Subsidiaries) under, any lease, ground lease, management agreement, franchise agreement, purchase money mortgage or other pre-existing contractual arrangement (including the organizational documents of a Special Purpose Subsidiary (but of no other Person)), in each case binding upon such Loan Party in respect of such Real Property.

          "Second Amendment and Restatement" means the Second Amendment and
           --------------------------------
     Restatement to this Agreement, dated as of January 16, 2002.

          "Second Amendment and Restatement Effective Date" shall mean the date
           -----------------------------------------------
     the Second Amendment and Restatement became effective in accordance with its terms.

          "Specified Purposes" means (i) to avoid or to cure defaults, events of
           ------------------
     defaults and/or covenant violations under Existing Mortgage Debt, (ii) make payments on Existing Mortgage Debt, (iii) refinance all or any part of any Existing Mortgage Debt and/or (iv) extend maturities of and/or other payments on , or other obligations under, Existing Mortgage Debt.

          4. Section 2.09 of the Increasing Rate Note Purchase and Loan Agreement is hereby amended by (i) deleting clauses (b), (c) and (d) in their entirety; and (ii) inserting therein the following new clauses (b), (c), (d),
(e) and (f) immediately following clause (a) thereof:

          "(b) In addition to any other mandatory prepayments pursuant to this
     Section 2.09, promptly following the receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of the Borrower or any of its Subsidiaries (other than any Permitted Debt Refinancing), the Borrower shall apply 100% (or the Designated Percentage in the case of an Existing Mortgage Refinancing) of such Net Cash Proceeds in accordance with Section 2.09(e).

          (c) In addition to any other mandatory prepayments pursuant to this
     Section 2.09, within five Business Days following the receipt by the Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds, the Borrower shall apply 100% of such Net Insurance/Condemnation Proceeds in accordance with Section 2.09(e).

          (d) In addition to any other mandatory prepayments pursuant to this
     Section 2.09, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Disposition made pursuant to
     Section 6.05(d), (e) or (i) or any Exchange, then the Borrower shall within five Business Days following the receipt of such Net Cash Proceeds (A) deliver a Net Cash Proceeds Notice to the Administrative Agent and (B) apply the Designated Percentage of such Net Cash Proceeds in accordance with Section 2.09(e).

          (e) The Net Cash Proceeds required to be applied in accordance with this Section 2.09(e) shall be applied (A) first, to the extent the Indebtedness which gives rise to such payment obligation is purchase money Indebtedness (including Capital Lease Obligations) or Assumed Indebtedness, to finance the related acquisition, (B) second, to prepay the scheduled repayments under the Senior Credit Facilities (if any) due during the calendar year in which such Net Cash Proceeds are received (in direct order of maturity) and (C) third, to repay outstanding Term Loans, Revolving Loans, Loans (or any Permitted Debt Refinancing that refinanced same) and loans (if any) under any Permitted Debt Refinancing that refinanced the Revolving Loans, pro rata (based on the principal amount of Term Loans then outstanding, the principal amount of Loans then outstanding (or of the loans under any Permitted Debt Refinancing that refinanced the same) and the then Total Revolving Commitment (as defined in the Credit Agreement) (or the total commitments under any Permitted Debt Refinancing that refinanced the Revolving Loans)), with any repayment of Revolving Loans pursuant to this Section 2.11(e) as a result of (x) the incurrence of New Secured Debt or Additional Secured Debt or (y) an Asset Disposition or Exchange of a Mortgaged Property or Excluded Property (whether or not constituting a Mortgaged Property but other than an Excluded Property disposed of pursuant to a Designated Excluded Properties Sale) to reduce the Total Revolving Commitment (as defined in the Credit Agreement) in the amount of such repayment.

          (f) If the Borrower is required by this Section 2.09 to repay any Eurodollar Loans and such prepayment will result in the Borrower being required to pay breakage costs under Section 2.13 (any such Eurodollar Loans, "Affected Loans"), the Borrower may elect, by notice to the Administrative Agent, to have the provisions of the following sentence be applicable. At the time any Affected Loans are otherwise required to be repaid, the Borrower may elect to deposit 100% (or such lesser percentage elected by the

     Borrower) of the aggregate principal amount that otherwise would have been repaid in respect of the Affected Loans with the Administrative Agent to be held as security for the Obligations pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be released from such cash collateral account (and applied to repay the principal amount of such Loans) upon each occurrence thereafter of the last day of an Interest Period applicable to the relevant Loans (or, such earlier date or dates as shall be requested by the Borrower), with the amount to be so released and applied on the last day of each Interest Period to be the amount of the Loans to which such Interest Period applies (or, if less, the amount remaining in such cash collateral account)."

               5. Section 9.01(b) of the Increasing Rate Note Purchase and Loan Agreement is hereby amended in its entirety to read:

          "(b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8/th/ Floor, New York, New York 10081, Attention of Loan and Agency Services (Telecopy No. (212) 552-5701), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of John Mix (Telecopy No. (212) 270-3513);"

               6. The Borrower hereby agrees that it will not (i) change, extend or terminate Section 6.02(m) of the Increasing Rate Note Purchase and Loan Agreement without the consent of the Majority Lenders and (ii) change, waive, modify or vary Section 5.10(a) of the Increasing Rate Note Purchase and Loan Agreement in a manner affecting the rights and benefits of the Lenders (and not all Secured Parties in a like or similar manner), without the consent of the Required Obligees. The Borrower further agrees that any violation under this
Section 6 shall result in an Event of Default, as defined in, and under, the Increasing Rate Note Purchase and Loan Agreement.

               7. The Increasing Rate Note Purchase and Loan Agreement is hereby further amended by deleting Schedules I, II and VI and inserting new Schedules XIV, XV and XVI attached hereto.

II.      Miscellaneous
         -------------

               1. In order to induce the undersigned Lenders to enter into this Second Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment and Restatement Effective Date after giving effect to this Second Amendment and Restatement and (y) all of the representations and warranties contained in the Increasing Rate Note Purchase and Loan Agreement shall be true and correct in all material respects as of the Second Amendment and Restatement Effective Date after giving effect to this Second Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Second Amendment and Restatement Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

          2. This Second Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Increasing Rate Note Purchase and Loan Agreement or any other Loan Document.

          3. This Second Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS SECOND AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          5. This Second Amendment and Restatement shall become effective on the date (the "Second Amendment and Restatement Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113);

          (ii) the amendment and restatement of the Senior Credit Facilities shall have become effective in accordance with its terms;

          (iii) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Second Amendment and Restated Effective Date; and

          Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Second Amendment and Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Second Amendment and Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

          6. The Borrower shall pay each Lender which executed and delivered a counterpart to this Second Amendment and Restatement on or prior to 5:00 p.m. (New York time) on Thursday, January 24, 2002, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of the outstanding principal amount of the Loans of such

Lender on the Second Amendment and Restatement Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Second Amendment and Restatement Effective Date.

          7. From and after the Second Amendment and Restatement Effective Date all references in the Increasing Rate Note Purchase and Loan Agreement and the other Loans Documents shall be deemed to be references to the Increasing Rate Note Purchase and Loan Agreement as modified hereby.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                     WYNDHAM INTERNATIONAL, INC.,



                                       By ______________________________________
                                          Title:


                                     JPMORGAN CHASE BANK (as successor to The
                                       Chase Manhattan Bank),
                                       Individually and as Administrative Agent,



                                       By ______________________________________
                                          Title:


                                     J.P. MORGAN SECURITIES INC. (as successor
                                       to Chase Securities Inc.),
                                       as Lead Arranger and Book Manager




                                       By ______________________________________
                                          Title:

                                                     NAME OF LENDER:



                                                     By: _____________________
                                                         Name:
                                                         Title:

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                WYNDHAM INTERNATIONAL, INC.,

                                   By  /s/ RICHARD A. SMITH
                                      ------------------------------------------
                                      Title: EVP & CFO


                                JPMORGAN CHASE BANK (as successor to The Chase
                                   Manhattan Bank),
                                   Individually and as Administrative Agent,

                                   By  /s/ THOMAS H. KOZIARK
                                      ------------------------------------------
                                      Name: Thomas H. Koziark
                                      Title: Vice President


                                JPMORGAN SECURITIES INC. (as successor to Chase
                                   Securities Inc.),
                                   as Lead Arranger and Book Manager

                                   By  /s/ DAN POMBO
                                      ------------------------------------------
                                      Name: Dan Pombo
                                      Title: Vice President

                                JPMORGAN CHASE BANK SECURITIES INC. as Agent for JPMORGAN CHASE BANK

                                By  /s/ JOHN ABATE
                                   ---------------------------------------------
                                   Name: John Abate
                                   Title: Authorized Signatory

                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    Michael Brown
                                    Authorized Signatory

                                SENIOR HIGH INCOME PORTFOLIO, INC.

                                By:  /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                   Michael Brown
                                   Authorized Signatory

                                ARES III CLO Ltd

                                By:  ARES CLO Management LLC,
                                     Investment Manager


                                By:  /s/ CHRISTOPHER N. JACOBS
                                    --------------------------------------------
                                    Christopher N. Jacobs
                                    Vice President

                                Ares IV CLO Ltd.

                                By:  Ares CLO Management IV, L.P.,
                                     Investment Manager


                                By:  Ares CLO GP IV, LLC,
                                     Its Managing Member


                                By:  /s/ CHRISTOPHER N. JACOBS
                                    --------------------------------------------
                                    Name: Christopher N. Jacobs
                                    Title: Vice President

                                NAME OF LENDER: BEAR STEARNS INVESTMENT
                                                PRODUCTS INC.

                                By:  /s/ MARC SIMON
                                    --------------------------------------------
                                    Name: Marc Simon
                                    Title: MD

                                WINGED FOOT FUNDING TRUST

                                By:  /s/ DIANA L. MUSHILL
                                    --------------------------------------------
                                    Name: Diana L. Mushill
                                    Title: Authorized Agent

                                TYLER TRADING, INC.

                                By:  /s/ DON C. DAY
                                    --------------------------------------------
                                    Name: Don C. Day
                                    Title: Vice President

                                NAME OF LENDER: CANPARTNERS INVESTMENTS IV LLC

                                By:  /s/ JOSHUA S. FRIEDMAN
                                    --------------------------------------------
                                    Name: Joshua S. Friedman
                                    Title: Authorized Signatory

                                TRYON CLO Ltd 2000-I, as a Lender

                                By: Institutional Debt Management, Inc., as
                                Collateral Manager

                                By:  /s/ MICHAEL AUDINO
                                    --------------------------------------------
                                    Name: Michael Audino
                                    Title: Vice President

                                        ALLSTATE LIFE INSURANCE COMPANY
                                        NAME OF LENDER:

                                        By: /s/ JERRY D. ZINKULA
                                           -------------------------------------
                                           Name:  JERRY D. ZINKULA
                                           Title: Authorized Signatory

                                        By: /s/ PATRICIA W. WILSON
                                           -------------------------------------
                                                PATRICIA W. WILSON
                                                Authorized Signatory

                                        NAME OF LENDER: SIERRA CLO I LTD.



                                        By: /s/ JOHN M. CASPARIAN
                                           -------------------------------------
                                           Name:  JOHN M. CASPARIAN
                                           Title: CHIEF OPERATING OFFICER
                                                  CENTRE PACIFIC, LLC, Manager

                                        NAME OF LENDER: KATONAH I, LTD.




                                        By: /s/ RALPH DELLA ROCCA
                                           -------------------------------------
                                           Name:  RALPH DELLA ROCCA
                                           Title: AUTHORIZED OFFICER
                                                  KATONAH CAPITAL, L.L.C.
                                                  AS MANAGER

                                        UBS AG, STAMFORD BRANCH
                                        By: UBS Warburg LLC, as Agent



                                        By: /s/ ANTHONY N. JOSEPH
                                           -------------------------------------
                                           Name:  Anthony N. Joseph
                                           Title: Associate Director
                                                  Banking Products Services, US

                                        By: /s/ SUSAN BRUNNER
                                           -------------------------------------
                                           Name:  Susan Brunner
                                           Title  Associate Director
                                                  Banking Products Services, US

                                        NAME OF LENDER:
                                           NORTHWOODS CAPITAL II, LIMITED
                                           BY: ANGELO, GORDON & CO., L.P.,
                                               AS COLLATERAL MANAGER


                                        By: /s/ JOHN W. FRASER
                                           -------------------------------------
                                           Name:  JOHN W. FRASER
                                           Title: MANAGING DIRECTOR

                                        NAME OF LENDER: Pacifica Partners I, LP
                                        By: Imperial Credit Asset Management,
                                            Inc. as its Investment Manager:

                                        By: /s/ DEAN K. KAWAI
                                           -------------------------------------
                                           Name:  DEAN K. KAWAI
                                           Title: Vice President

                                        ARCHIMEDES FUNDING, LLC.

                                        BY: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR



                                        ARCHIMEDES FUNDING II, LTD.

                                        BY: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR



                                        ARCHIMEDES FUNDING III, LTD.

                                        BY: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR



                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        BY: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR

                                        COPERNICUS CDO EURO-I B.V.

                                        BY: ING Capital Advisors LLC,
                                            as CollateraL Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR



                                        NEMEAN CLO, LTD.

                                        BY: ING Capital Advisors LLC,
                                            as Investment Manager

                                        BY: /s/ MICHAEL J. CAMPBELL
                                           -------------------------------------
                                           Name:  MICHAEL J. CAMPBELL
                                           Title: MANAGING DIRECTOR

                                        NAME OF LENDER: K2H ING-2 LLC


                                        By: /s/ SUSAN LEE
                                           -------------------------------------
                                           Name:  Susan Lee
                                           Title: Authorized Agent

                                CERES II FINANCE LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Sub-Managing Agent (Financial)

                                By: /s/ ANNE M. MCCARTHY
                                   -------------------------------------
                                   Name:  Anne M. McCarthy
                                   Title: Authorized Signatory

                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent



                                        By: /s/ ANNE M. MCCARTHY
                                           -------------------------------------
                                           Name:  Anne M. McCarthy
                                           Title: Authorized Signatory

                                    AMARA-1 FINANCE, LTD. LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-advisor



                                        By: /s/ ANNE M. MCCARTHY
                                           -------------------------------------
                                           Name:  Anne M. McCarthy
                                           Title: Authorized Signatory

                                    AMARA 2 FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Advisor



                                        By: /s/ ANNE M. MCCARTHY
                                           -------------------------------------
                                           Name:  Anne M. McCarthy
                                           Title: Authorized Signatory

                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor



                                        By: /s/ ANNE M. MCCARTHY
                                           -------------------------------------
                                           Name:  Anne M. McCarthy
                                           Title: Authorized Signatory

                                     AVALON CAPITAL LTD. 2
                                     BY: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        -------------------------------------
                                     Name:  Anne M. McCarthy
                                     Title: Authorized Signatory

                                      FLOATING RATE PORTFOLIO
                                      By: INVESCO Senior Secured Management Inc.
                                          As Attorney in fact


                                      By: /s/ ANNE M. MCCARTHY
                                         -------------------------------------
                                         Name:  Anne M. McCarthy
                                         Title: Authorized Signatory

                                     INVESCO CBO 2000-1 LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        ----------------------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory

                                     CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        ----------------------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory

                                     TRITON CBO III, LIMITED
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        ----------------------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory

                                     DIVERSIFIED CREDIT PORTFOLIO LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        ----------------------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory

                                     SEQUILS-LIBERTY, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor


                                     By: /s/ ANNE M. MCCARTHY
                                        ----------------------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory

                                      NAME OF LENDER:

                                      TCW Leveraged Income Trust II, L.P.
                                      by: TCW Advisers (Bermuda), Ltd.
                                      as General Partner


                                      By: /s/ MARK L. GOLD
                                         ---------------------------------------
                                         Name:  Mark L. Gold
                                         Title: Managing Director


                                      By: TCW Investment Management Company,
                                          as Investment Adviser


                                      By: /s/ JONATHAN I. BERG
                                         ---------------------------------------
                                         Name:  Jonathan I. Berg
                                         Title: Assistant Vice President

                                      NAME OF LENDER:

                                      EASTMAN HILL FUNDING I, LIMITED

                                      By: TCW Asset Management Company, as its
                                          Collateral Manager


                                      By: /s/ FREDERICK HORTON
                                         ---------------------------------------
                                         Name:  Frederick Horton
                                         Title: Managing Director

                                      NAME OF LENDER:

                                      SEQUILS I, LTD

                                      By: TCW Advisors, Inc. as its
                                      Collateral Manager


                                      By: /s/ MARK L. GOLD
                                         ---------------------------------------
                                         Name:  Mark L. Gold
                                         Title: Managing Director


                                      By: /s/ JONATHAN I. BERG
                                         ---------------------------------------
                                         Name:  Jonathan I. Berg
                                         Title: Assistant Vice President

                                      NAME OF LENDER:

                                      SEQUILS IV, LTD

                                      By: TCW Advisors, Inc. as its
                                      Collateral Manager


                                      By: /s/ MARK L. GOLD
                                         ---------------------------------------
                                         Name:  Mark L. Gold
                                         Title: Managing Director


                                      By: /s/ JONATHAN I. BERG
                                         ---------------------------------------
                                         Name:  Jonathan I. Berg
                                         Title: Assistant Vice President

                                      NAME OF LENDER:

                                      TCW SELECT LOAN FUND, LIMITED

                                      By: TCW Advisors, Inc. as its
                                          Collateral Manager


                                      By: /s/ MARK L. GOLD
                                         ---------------------------------------
                                         Name:  Mark L. Gold
                                         Title: Managing Director


                                      By: /s/ JONATHAN I. BERG
                                         ---------------------------------------
                                         Name:  Jonathan I. Berg
                                         Title: Assistant Vice President

                                      NAME OF LENDER:

                                      J/Z CBO (Delaware), LLC
                                      By: J/AZ CBO Corp., its General Member


                                      By: /s/ [ILLEGIBLE SIGNATURE]
                                         ---------------------------------------
                                         Title: Authorized Signatory

                                   NAME OF LENDER:

                                   TCW LEVERAGED INCOME TRUST IV, L.P.


                                   By: TCW (LINC IV), L.L.C.,
                                       as General Partner


                                   By: TCW ASSET MANAGEMENT COMPANY,
                                       as managing member of the General Partner


                                   By: /s/ MARK L. GOLD
                                      ------------------------------------------
                                      Name:  Mark L. Gold
                                      Title: Managing Director


                                   By: /s/ JONATHAN I. BERG
                                      ------------------------------------------
                                      Name:  Jonathan I. Berg
                                      Title: Assistant Vice President

                                   NAME OF LENDER:

                                   K2H CRESCENT LLC


                                   By: /s/ SUSAN LEE
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   NAME OF LENDER:

                                   K2H CRESCENT -  2 LLC


                                   By: /s/ SUSAN LEE
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   NAME OF LENDER:

                                   K2H CRESCENT - 3 LLC


                                   By: /s/ SUSAN LEE
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                   NAME OF LENDER:

                                   MORGAN STANLEY PRIME INCOME TRUST


                                   By: /s/ PETER GEWIRTZ
                                      ------------------------------------------
                                      Name:  Peter Gewirtz
                                      Title: Vice President

                                   NAME OF LENDER:

                                   Carlyle High Yield Partners, L.P.


                                   By: /s/ MARK ALTER
                                      ------------------------------------------
                                      Name:  Mark Alter
                                      Title: Principal

                                             IRL

                                   NAME OF LENDER:

                                   Carlyle High Yield Partners II, Ltd.


                                   By: /s/ MARK ALTER
                                      ------------------------------------------
                                      Name:  Mark Alter
                                      Title: Principal

                                             IRL

                                   NAME OF LENDER:


                                   By: /s/ BRUCE FERGUSON
                                      ------------------------------------------
                                      Name:  Bruce G. Ferguson
                                      Title: Managing Director

                                   NAME OF LENDER:

                                   IRL FIRST DOMINION FUNDING


                                   By: /s/ ANDREW H. MARSHAK
                                      ------------------------------------------
                                      Name:  ANDREW H. MARSHAK
                                      Title: AUTHORIZED SIGNATORY

                                    NAME OF LENDER: IRL CSAM FUNDING I



                                    By: /s/ ANDREW H. MARSHAK
                                        ----------------------------------------
                                        Name:  ANDREW H. MARSHAK
                                        Title: AUTHORIZED SIGNATORY

                                    NAME OF LENDER: Credit Lyonnais New York B



                                    By: /s/ RICK RUHRBACH
                                        ----------------------------------------
                                        Name:  Rick Ruhrbach
                                        Title: SVP

                                    NAME OF LENDER:

                                    By: /s/ JEFFREY L. WARWICK
                                        ----------------------------------------
                                        Name:  Jeffrey L. Warwick
                                        Title: Senior Banker
                                               FirstBoston

                                    SRF 2000 LLC



                                    By: /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        Name:  ANN E. MORRIS
                                        Title: ASST. VICE PRESIDENT

                                    NAME OF LENDER:
                                    Liberty-Stein Roe Advisor Floating Rate
                                    Advantage Fund.
                                    by Stein Roe & Farnham Incorporated, as
                                        Advisor


                                    By: /s/ JAMES R. FELLOWS
                                        ----------------------------------------
                                        Name:  James R. Fellows
                                        Title: Sr. Vice President & Portfolio
                                               Manager

                                    SAWGRASS TRADING LLC


                                    By: /s/ DIANA L. MUSHILL
                                        ----------------------------------------
                                        Name:  DIANA L. MUSHILL
                                        Title: ASST. VICE PRESIDENT

                                    NAME OF LENDER:

                                    Caravelle Investment Fund, L.L.C.
                                    By Trimaran Advisors L.L.C.

                                    By: /s/ DAVID M. MILLISON
                                        ----------------------------------------
                                        Name:  David M. Millison
                                        Title: Managing Director

                                    NAME OF LENDER:
                                    Caravelle Investment Fund II, L.L.C.
                                    By Trimaran Advisors L.L.C.

                                    By: /s/ DAVID M. MILLISON
                                        ----------------------------------------
                                        Name:  David M. Millison
                                        Title: Managing Director

                                    SYNDICATED LOAN FUNDING TRUST
                                    BY: LEHMAN COMMERCIAL PAPER INC. NOT
                                    IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                    AS ADMINISTRATIVE AGENT


                                    NAME OF LENDER:

                                    By: /s/ [ILLEGIBLE SIGNATURE]
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                    NAME OF LENDER: Societe Generale

                                    By: /s/ THOMAS K. DAY
                                        ----------------------------------------
                                        Name:  Thomas K. Day
                                        Title: Managing Director

                                    Sankaty High Yield Asset Partners, L.P.


                                    By: /s/ DIANE J. EXTER
                                        ----------------------------------------
                                        Name:  DIANE J. EXTER
                                        Title: MANAGING DIRECTOR
                                               PORTFOLIO MANAGER

                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                    By: Indosuez Capital as Portfolio Advisor


                                    By: /s/ JACK C. HENRY
                                        ----------------------------------------
                                        Name:  Jack C. Henry
                                        Title: Principal



                                    INDOSUEZ CAPITAL FUNDING III, LIMITED
                                    By: Indosuez Capital as Portfolio Advisor


                                    By: /s/ JACK C. HENRY
                                        ----------------------------------------
                                        Name:  Jack C. Henry
                                        Title: Principal



                                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                    By: Indosuez Capital as Collateral Manager


                                    By: /s/ JACK C. HENRY
                                        ----------------------------------------
                                        Name:  Jack C. Henry
                                        Title: Principal



                           Subject to step up

                                    NAME OF LENDER:
                                        PILGRIM PRIME RATE TRUST
                                        By: ING Pilgrim Investments
                                            as its investment manager

                                    By: /s/ JASON GROOM
                                        ----------------------------------------
                                        Name:  JASON GROOM
                                        Title: VICE PRESIDENT

                                        PILGRIM SENIOR INCOME FUND
                                        By: ING Pilgrim Investment, Inc.
                                            as it's investment manager

                                    NAME OF LENDER:

                                    By: /s/ JASON GROOM
                                        ----------------------------------------
                                        Name:  JASON GROOM
                                        Title: VICE PRESIDENT

                                    Franklin CLO II, Limited

                                    NAME OF LENDER:

                                    By: /s/ CHAUNCEY LUFKIN
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                    Franklin Floating Rate Master Series

                                    NAME OF LENDER:

                                    By: /s/ CHAUNCEY LUFKIN
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                    Franklin CLO I, Limited

                                    NAME OF LENDER:

                                    By: /s/ CHAUNCEY LUFKIN
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                    Franklin Floating Rate
                                    Daily Access Fund

                                    NAME OF LENDER:

                                    By: /s/ CHAUNCEY LUFKIN
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

                                    Franklin Floating Rate Trust

                                    NAME OF LENDER:

                                    By: /s/ CHAUNCEY LUFKIN
                                        ----------------------------------------
                                        Name:  Chauncey Lufkin
                                        Title: Vice President

  Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund


                                    NAME OF LENDER:

                                    By: /s/ [ILLEGIBLE SIGNATURE]
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                OCTAGON INVESTMENT PARTNERS IV, LTD.
                                By: Octagon Credit Investors, LLC
                                    as collateral manager


                                By:  /s/ ANDREW D. GORDON
                                   ---------------------------------------------
                                   Name: Andrew D. Gordon
                                   Title: Portfolio Manager

                                NAME OF LENDER: Battery Park CDO, Limited


                                By:  /s/ ELIZABETH MACLEAN
                                   ---------------------------------------------
                                   Name: Elizabeth Maclean
                                   Title: Vice President


                                By Nomura Corporate Research and
                                Asset Management Inc. as Investment Advisor

                                NAME OF LENDER: Nomura Bond and Loan Fund


                                By:  /s/ ELIZABETH MACLEAN
                                    --------------------------------------------
                                    Name: Elizabeth Maclean
                                    Title: Vice President


                                By: UFJ Trust Company of New York as Trustee


                                By: Nomura Corporate Research and
                                    Asset Management Inc., Attorney in Fact

                                NAME OF LENDER: Clydesdale CBO I, Ltd.


                                By:  /s/ ELIZABETH MACLEAN
                                    --------------------------------------------
                                    Name: Elizabeth Maclean
                                    Title: Vice President


                                By Nomura Corporate Research and
                                Asset Management Inc., as Investment Advisor

                                NAME OF LENDER: Clydesdale CLO 2001-1


                                By:  /s/ ELIZABETH MACLEAN
                                    --------------------------------------------
                                    Name: Elizabeth Maclean
                                    Title: Vice President


                                By Nomura Corporate Research and
                                Asset Management Inc., as Collateral Manager

                             NAME OF LENDER: Morgan Stanley Senior Funding, Inc.


                             By:  /s/ [ILLEGIBLE SIGNATAURE]
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                                NAME OF LENDER: Nuveen Floating Rate Fund


                                By:  /s/ LENNY MASON
                                    --------------------------------------------
                                    Name: Lenny Mason
                                    Title: Portfolio Manager

                                NAME OF LENDER: Nuveen Senior Income Fund


                                By:  /s/ LENNY MASON
                                    --------------------------------------------
                                    Name: Lenny Mason
                                    Title: Portfolio Manager

                                DEBT STRATEGIES FUND, INC.


                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                Longhorn CDO (Cayman) LTD


                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                MASTER SENIOR FLOATING RATE TRUST


                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                BANK LOAN INCOME PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                INCOME STRATEGIES PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By:  /s/ MICHAEL BROWN
                                    --------------------------------------------
                                    MICHAEL BROWN
                                    AUTHORIZED SIGNATORY

                                  AMMC CDO II, LIMITED
                                  By: American Money Management Corp.,
                                      as Collateral Manager
SECOND AMENDMENT AND RESTATEMENT
INCREASING RATE NOTE PURCHASE
AND LOAN AGREEMENT AMONG
WYNDHAM INTERNATIONAL, INC.       By:  /s/ DAVID P. MEYER
                                      ------------------------------------------
                                      Name: David P. Meyer
                                      Title: Vice President